UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 15, 2006

                              Sono-Tek Corporation
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             (Exact name of registrant as specified in its charter)

                         Commission File Number: 0-16035

             New York                                   14-1568099
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    (State of Incorporation)                       (I.R.S. Employer ID No.)

   2012 Route 9W, Milton, New York                        12547
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(Address of Principal Executive Offices)                (Zip Code)

      Registrant's telephone number, including area code (845) 795-2020
                                                         --------------

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01: Regulation FD Disclosure.

On May 12, 2006, the Company issued a press release regarding the year end earnings for the fiscal year ended February 28, 2006. In addition, the Company also mentioned a recent interview with www.wallst.net and an upcoming presentation sponsored by www.nysinvest.com , in the form of the attached exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

99.1  Press Release dated May 12, 2006.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 SONO-TEK CORPORATION

                                                 By: /s/ Stephen J. Bagley
                                                     ---------------------
                                                     Stephen J. Bagley
                                                     Chief Financial Officer

May 15, 2006